SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the
           Commission Only (as permitted by
           Rule 14a-6(e)(2))

[ x ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MIMBRES VALLEY FARMERS ASSOCIATION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
2)  Form, Schedule or Registration Statement No:
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
3)  Filing Party:
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
4)  Date Filed:
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

MIMBRES VALLEY FARMERS ASSOCIATION, INC.
811 S. Platinum
Deming, New Mexico  88030
(505) 546-2769

NOTICE AND PROXY STATEMENT
For Annual Meeting of Shareholders
To Be Held on October 21, 1998

To the Shareholders:

     The 1998 Annual Meeting of the Shareholders of Mimbres Valley Farmers Association, Inc. (the "Company") will be held on October 21, 1998 at 10 a.m. at the Deming Civic Center, 110 South Diamond, Deming, New Mexico, for the following purposes:

     1.  To elect four directors to hold office for three year terms;

     2. To approve and ratify the appointment of Torres, Jones & Company PC as the Company's independent auditors; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof, including proposals to adjourn from time to time. Management is not currently aware of any other business to come before the Annual Meeting.

     Holders of Common Stock of record at the close of business on September 2, 1998 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     The officers and directors of the Company cordially invite you to attend the Annual Meeting. Even if you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. Please direct your attention to the attached Proxy Statement.

By Order of the Board of Directors
/s/ Garry S. Carter
General Manager and Board Secretary
Deming, New Mexico
October 1, 1998

Attachments:     (1)     Proxy Statement
                          (2)     Proxy
                          (3)     Annual Report on Form 10-KSB


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

PLEASE MARK, DATE, SIGN AND MAIL YOUR ENCLOSED PROXY PROMPTLY

MIMBRES VALLEY FARMERS ASSOCIATION, INC.
811 S. Platinum
Deming, New Mexico  88030
(505) 546-2769

PROXY STATEMENT

INTRODUCTION

     The Board of Directors (the "Board") of Mimbres Valley Farmers Association, Inc. is furnishing you this Proxy Statement and soliciting your proxy in connection with the Annual Meeting of Shareholders to be held at the Deming Civic Center, 110 South Diamond, Deming, New Mexico, on October 21, 1998, at 10:00 a.m. or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting. The Company is mailing the proxy materials on or about October 1, 1998 to holders of shares of Common Stock of the Company of record at the close of business on September 2, 1998
(the "Record Date").

     At the close of business on September 2, 1998 the Company had 13,776 shares of Common Stock outstanding. The Company does not know of any person who owns 5% or more of the common stock as of September 2, 1998.

     To simplify the language in this document, the "Company" means Mimbres Valley Farmers Association, Inc., and "you" means the Shareholder, who is the person or company that signs the Proxy.

     The Company will bear the cost of soliciting the proxies. In addition to the use of the mail, the Company's officers and directors or their representatives may solicit proxies by personal interview, telephone or telegraph. The Company has no plans or arrangements to use a paid proxy solicitor in connection with the solicitation of proxies.

Voting and Vote Required

     Each share of Common Stock outstanding at the Record Date is entitled to one vote on each matter of business to be considered at the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of record of a majority of the voting power of the issued and outstanding Common Stock who are entitled to vote, will constitute a quorum at the Annual Meeting.

     If you properly sign and return the enclosed proxy to the Company in time to be voted at the Annual Meeting, your shares will be voted as you specify on the proxy, unless you properly revoke it prior to the Annual Meeting.
If you do not make any specification in your proxy as to any one or more of the proposals, the shares represented by your proxy will be voted for the election of the nominees for directors named below, for the approval and ratification of the appointment of the independent auditors named below and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders.

     You may revoke your proxy at any time prior to its exercise by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

     The Board will duly appoint certain individuals to act as inspectors of election for the Annual Meeting. The inspectors of election will tabulate all of the votes cast at the Annual Meeting. The inspector of election for the Annual Meeting will treat shares represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard as to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and/or (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

     The election of the directors as presented in Proposal 1 requires an affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes to the election of Directors will not affect the election of the nominees receiving the plurality of votes. The approval and ratification of the independent auditors as presented in Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding
Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes as to Proposal 2 will have the same effect as a vote against the Proposal.

     If any matters other than the election of the two directors and the approval and ratification of the appointment of the Company's independent auditors are properly presented at the Annual Meeting for consideration, the persons named in the relevant form of proxy enclosed herewith and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless the proxy indicates otherwise. The Company does not have any knowledge of any matters to be presented at the Annual Meeting, other than those matters this Proxy Statement refers to and describes.

COMMON STOCK OWNERSHIP OF
DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information, as of September 2, 1998, concerning the Common Stock beneficially owned by each Director, nominee for Director of the Company, and each Executive Officer of the Company. There is no person or group (as the term is used in Section 13(d)(3) of the Securities Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of the Company's common stock, which is the only class of the Company's voting securities.


Name of                            Amount and Nature     Percent of Issued
Beneficial                         of Beneficial                Common Stock
  Owner                             Ownership<F1><F2> Beneficially Held
Leone Anderson                  11 shares<F3>              *
Jim T. Hyatt                        28 shares                       *
                                           286 shares<F4>          2.08%

William R. Johnson, III      56.5 shares                    *
James E. Keeler                 240 shares                   1.74%
Gary Shiflett                          4 shares                      *
Judy Phillips                      240 shares                   1.74%
Douglas Tharp                   240 shares<F5>          1.74%
Garry S. Carter                    50 shares                      *
Diane Carter <F6>              50 shares                      *

All directors
and executive officers       1155.5 shares               8.39%


________________________
  *Less than one percent
<F1> There are no shares with respect to which any person listed on this table
has the right to acquire beneficial ownership as specified in Rules
13d-3(d)(1) of the Securities Exchange Act of 1934.
<F2> Unless otherwise indicated, each person listed has sole voting and investment power over all shares.
<F3> Joint voting and investment power with daughter.
<F4> Shared voting and investment power arises through interests in partnership
and corporation that are owners of record.
<F5> Joint voting and investment power with spouse.
<F6> Diane Carter is the principal accounting officer of the Company.  She is the spouse of Garry Carter.

      ELECTION OF DIRECTORS

(Proposal No. 1)

     The Company's Articles of Incorporation classify the Board of Directors into two classes, as nearly equal in number as possible, each of which is elected for a three-year term. Class I directors, consisting of the four nominees shown below, will stand for election at the 1998 Annual Meeting to three-year terms expiring at the annual meeting in 2001 or until their successors are elected and qualified. The terms of the other three directors shown below will continue as indicated.
     The shares represented by the accompanying proxy will be voted to elect the four nominees shown below for election as Class I directors unless authority to do so is withheld. Each nominee has agreed to his or her nomination and has agreed to serve if elected. Should any nominee become unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board in place of such nominee.

Name                               Age    Position        Director Since
Term Expires
Nominees for
Class I Directors
Jim T. Hyatt                     46      Director
1993                    1998
William R. Johnson, III   48      Director       1993                    1998
Judy Phillips                    83      Director
1974                   1998
Gary Shiflett                    39      Director
1997                   1998
Class II Directors
Leone Anderson              66      Director        1997
2000
James E. Keeler               65      Chairman
                                                   of the Board
1968                    2000
Douglas Tharp                 78      Director        1973
2000

Information on Board of Directors

Jim T. Hyatt has been a director of the Company since 1993. His occupation for the last five years has been ranching. He is a partner in Hyatt & Hyatt, a general partnership, and president of Quartzite, Inc. Both Hyatt & Hyatt and Quartzite, Inc. are ranching businesses.

William R. Johnson, III, has been a director of the Company since 1993, and has been Treasurer of the Company since October, 1996. His occupation for last five years has been farming and ranching. He is a partner in W. R. Johnson and Sons, a general partnership in the business of farming and ranching, and a director of Carzalia Valley Gin, Inc., a corporation involved in processing of agricultural products.

Judy Phillips has been a director of the Company since 1974. She has been the Company Secretary since 1993. Ms. Phillips is a retired rancher.

Gary Shiflett has been a director of the Company since February 28, 1997. His occupation for last five years has been farming.

Leone Anderson has been a director of the Company since September 23, 1997. She is a retired school teacher whose family has been active in farming in Luna County.

James E. Keeler has been a director of the Company since 1968, and President of the Company since 1993. He is Chairman of the Board of Directors. His occupation for the last five years has been farming and the operation of a produce business.

Douglas Tharp has been a director of the Company since 1973 and Vice-President since 1993. Mr. Tharp's has been employed for the past five years as manager of a cotton warehouse in Deming, and as the owner and operator of Deming Auction Service.

     The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 1998, the Board held 10 regularly scheduled meetings and 1 special meeting. None of the directors attended less than 75% of the meetings which were held during the last fiscal year. The Board has not established a standing audit, nominating or compensation committee.

     No director or officer of the Company is an adverse party or has a material interest adverse to the Company in any pending material proceedings.

     No director holds a directorship in any other company with a class of stock registered under the Securities Exchange Act of 1934 or any company registered as an investment company.

Compensation of Executive Officers

     The following table sets forth compensation paid during each of the last three fiscal years to Garry Carter, the Company's General Manager and Chief Executive Officer and the Company's only "highly compensated executive officer" as that term is used in Item 402(a) of Regulation S-B under the Securities Exchange Act of 1934. Mr. Carter has served as General Manager since February 28, 1997. The following tables include all compensation paid to Mr. Carter during the time indicated.

Summary Compensation Table
(A)                              (B)         (C)
(D)                     (E)
Name and Principal    Fiscal    Salary       Bonus                Other Annual
     Position                  Year                       Compensation

Garry S. Carter, CEO  1998     60,000      N/A                    N/A
General Manager         1997     18,461      N/A                    N/A
                                     1996        N/A
N/A                    N/A

Compensation of Directors

     Directors of the Company receive the sum of $100 per month, and no other compensation. During the 1998 fiscal year the board of directors held 10 regular meetings.

Section 16(A) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on a review of the copies of these reports furnished to the Company, there were four late initial reports of ownership. Garry Carter, Diane Carter, Gary Shiflett, and Leone Anderson each failed to file their initial reports of ownership on Form 3s after they became a director or officer of the Company. Each of these individuals have filed their initial reports of ownership on Form 5s reporting their respective holdings at the time they joined the Company.

INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal No. 2)
Dismissal of Arthur Andersen LLP

          On March 20, 1998, Mimbres Valley Farmers Association, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the principal accountant to audit the Company's financial statements.

          The reports of Arthur Andersen on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

          The decision to dismiss Arthur Andersen was based on cost considerations and the convenience of working with a firm closer to the Deming, NM area. The Company's Board of Directors approved the decision.

          During the two most recent fiscal years and the subsequent interim period preceding March 20, 1998, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report.

          There were no fourth quarter audit adjustments made to the 1996 financial statements by the auditors that would have a material effect on prior quarters in 1996.

          In June 1996, the Company made a dual appointment of William D. Kennon, CPA and Arthur Andersen LLP as independent accountants of the Company. A management letter was issued September 27, 1996, to the Company's Board of Directors containing a reportable condition as a result of their audit of the Company's financial statements at and for the fiscal year ended June 30, 1996. The reportable condition was that the Company did not have qualified and competent executive level accounting/financial management personnel, including a principal accounting/financial officer.

          The management letter stated the following:

          This has led to significant inadequacies in the following areas, among others:

1. Preparation and review of timely and accurate financial information (historical and budgeted)

2. Establishment, maintenance and enforcement of internal controls, including policies and procedures.

3. Use of computerized systems to process and report accounting and financial data.

4.  Compliance with Securities and Exchange Commission requirements.

This material weakness, together with its numerous resultant problems, inaccuracies, errors and control risks has been discussed previously in detail with the Board of Directors, Audit Committee and management of the Company.

          The reportable condition was rectified in the following manner:

          In October 1996, in response to Arthur Andersen's management letter comment, the Board of Directors hired as the Company's Chief Financial Officer a CPA with twelve years experience in public, governmental, and private industry accounting and a master's degree in business. The Company's policies, procedures, and internal controls were reviewed. Policies and procedures were implemented to establish, maintain and enforce internal controls. The Company has reorganized its accounting department and its management information system to provide timely and accurate information.

          The Company has engaged competent experienced legal and accounting professionals to ensure compliance with Securities and Exchange Commission reporting and disclosure requirements.

Engagement of Torres, Jones & Company PC

     On June 26, 1998, the Company engaged Torres, Jones & Company PC ("Torres Jones") as the principal accountant to audit the Company's financial statements. During the two most recent fiscal years and following interim period, the Company did not consult Torres Jones regarding the application of any accounting principals to a specific transaction, an audit opinion or any matter that was the subject of a disagreement or event identified in Regulation S-B, Item 304(a)(1)(iv).

     Subject to shareholder ratification, the Board of Directors has appointed the firm of Torres, Jones & Company as independent auditors of the Company for fiscal 1999. The Company engaged Torres Jones after requesting proposals from a number of firms and determining that Torres Jones provided the best overall service at a reasonable cost.
If Shareholders do not ratify this appointment, the Board will consider other independent auditors. A representative of Torres Jones is expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF TORRES, JONES
& COMPANY PC AS INDEPENDENT AUDITORS FOR THE COMPANY.

OTHER MATTERS

Shareholder Proposals for 1999 Annual Meeting

     Any proposals of Shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received at the Company's principal executive offices by no later than June 3, 1999, if such proposal is to be considered eligible for inclusion in the Company's proxy statement for that meeting. With respect to proxies received by the Company's management for the 1999 Annual Meeting, management may exercise its discretionary voting authority on any shareholder proposal that is received at the Company's principal executive offices after August 17, 1999.

Incorporation of Form 10-KSB by Reference

     The Company's 1997 Annual Report on Form 10-KSB, which is attached, is incorporated into this proxy statement by reference.

Other Business

     At the date of this Proxy Statement, the Board is not informed of any matters, other than those stated above, that may be at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such matters.

     Direction to this year's Annual Meeting can be obtained by contacting the Company at its principal executive offices or at (505) 546-2769.


By Order of the Board of Directors
/s/ Garry S. Carter
Secretary and General Manager
Deming, New Mexico

MIMBRES VALLEY FARMERS ASSOCIATION, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints James E. Keller and Garry Carter, or either one of them acting in the absence of the other, will full power of substitution, as Proxies to vote all shares of Common Stock of Mimbres Valley Farmers Association, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on October 21, 1998 and at any and all adjournments thereof, for the following purposes (as described in the Proxy Statement):

The Board of Directors strongly recommends that you vote to elect the following Director nominees and approve and ratify the selection of auditors set forth:

1.ELECTION OF DIRECTORS
____  FOR
all nominees listed below (except as marked to the contrary below)

____ WITHHOLD AUTHORITY
to vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below
Jim T. Hyatt
William R. Johnson, III
Judy Phillips
Gary Shiflett

2.  APPROVAL AND RATIFICATION OF APPOINTMENT
OF TORRES, JONES & COMPANY PC AS INDEPENDENT
AUDITORS OF THE COMPANY
____AGAINST
____ABSTAIN
____APPROVAL

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Please Sign and Date Below)

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election as directors of all nominees listed in Item 1 above and FOR the approval and ratification of the independent auditors named in
Item 2 above and in the Proxies' discretion on matters arising under
Item 3 above.

DATE:________________, 1998.
                  (Signature)

                  (Signature)

Please sign as name appears on stock certificate. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.